SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2002

WASTE CONNECTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-23981

(Commission File Number)

94-3283464

(IRS Employer Identification No.)

620 Coolidge Drive, Suite 350, Folsom, California 95630-3155

(Address of principal executive offices) (Zip Code)

Registrant's telephone number,

including area code (916) 608-8200

Not Applicable

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

On October 24, 2002, Waste Connections, Inc., a Delaware corporation, listed its Common Stock on the New York Stock Exchange (the "NYSE") for trading under the symbol "WCN." Concurrent with the NYSE listing, the company withdrew the listing of its Common Stock on the Nasdaq National Market.

A copy of the company's October 14, 2002, press release announcing the NYSE listing is attached hereto as Exhibit 99 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act

of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.

(Registrant)

Date: October 29, 2002 By: /s/ Steven F. Bouck

Steven F. Bouck

Executive Vice President and

Chief Financial Officer

EXHIBIT INDEX

99 Press release released October 14, 2002

EXHIBIT 99

WASTE CONNECTIONS ANNOUNCES LISTING ON NEW YORK EXCHANGE

FOLSOM, CA, October 14, 2002 - Waste Connections, Inc. (NASDAQ: WCNX) announced today that it plans to list its common stock on the New York Stock Exchange (NYSE). The Company anticipates its shares to begin trading on the NYSE on October 24th, 2002 under the symbol "WCN". Until that time, the Company's shares will continue trading on the Nasdaq National Market under the symbol "WCNX".

Ronald J. Mittelstaedt, President and Chief Executive Officer of Waste Connections, Inc. said, "Listing on the NYSE is an important milestone for Waste Connections. As a growth oriented solid waste company that has reached our current size, the NYSE is a more appropriate exchange for our stock than the more technology focused Nasdaq. We believe that our investors will benefit from the improved visibility and liquidity that the NYSE has to offer to a company such as Waste Connections."

Waste Connections, Inc. is a regional, integrated, solid waste services company that provides solid waste collection, transfer, disposal and recycling services in secondary markets of the Western U.S. The Company serves more than 925,000 commercial, industrial and residential customers. Waste Connections, Inc. was founded in September 1997 and is headquartered in Folsom, California.

Certain statements contained in this press release are forward-looking in nature. These statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," or "anticipates" or the negative thereof or comparable terminology, or by discussions of strategy. Waste Connection's business and operations are subject to a variety of risks and uncertainties and, consequently, actual results may materially differ from those projected by any forward-looking statements. Factors that could cause actual results to differ from those projected include, but are not limited to, the following: (1) competition or unfavorable industry conditions could lead to a decrease in demand for the Company's services and to a decline in prices realized by the Company for its services, (2) the Company may be required to pay increased prices for acquisitions, and it may experience difficulty in integrating and deriving synergies from acquisitions, (3) the Company cannot be certain that it will always have access to the additional capital that it may require for its growth strategy or that its cost of capital will not increase, (4) governmental regulations may require increased capital expenditures or otherwise affect the Company's business, (5) companies that Waste Connections acquires could have undiscovered liabilities, and (6) the Company is highly dependent on the services of senior management. These risks and uncertainties, as well as others, are discussed in greater detail in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

CONTACT:

Waste Connections, Inc., (916) 608-8200

Steven F. Bouck

Chief Financial Officer